SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information WESTERN DIGITAL CORPORATION Meeting Type: Annual For holders as of: September 16, 2009 Date: November 11, 2009 Time: 8:00 A.M. Pacific Time Location: Staybridge Suites 2 Orchard Lake Forest, California 92630 Directions: 949-462-9500 You are receiving this communication because you hold shares in the above named company. 20511 LAKE FOREST DRIVE This is not a ballot. You cannot use this notice to vote LAKE FOREST, CA 92630-7741 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M17316-P84210 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2009 ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 28, 2009 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. M17317-P84210 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Voting Deadline: If you vote by Internet or Mail, your vote must be received by 11:59 P.M. Eastern Time on November 10, 2009. Participants in the Western Digital 401(k) plan must provide voting instructions for the shares in their plan account by 11:59 P.M. Eastern Time on November 8, 2009 to allow sufficient time for the plan trustee to vote the shares on your behalf.

Voting Items The Board of Directors recommends that you vote FOR the following nominees and proposal(s): 1. ELECTION OF DIRECTORS 2. To approve an amendment and restatement of our 2004 Performance 1a. Peter D. Behrendt Incentive Plan, and 1b. Kathleen A. Cote 3. To ratify the appointment of KPMG LLP as the independent registered public 1c. John F. Coyne accounting firm for Western Digital Corporation for the fiscal year ending 1d. Henry T. DeNero July 2, 2010. 1e. William L. Kimsey 1f. Michael D. Lambert 1g. Matthew E. Massengill 1h. Roger H. Moore 1i. Thomas E. Pardun 1j. Arif Shakeel M17318-P84210 M17319-P84210